               [LOGO]  Chartwell Investment Partners




                             CHARTWELL

                   Dividend and Income Fund, Inc.












                                                        1999 Annual Report

Chartwell Dividend and Income Fund, Inc.                       November 30, 1999

INVESTMENT OBJECTIVES & STRATEGY

The Chartwell Dividend and Income Fund's [the "Fund"] primary investment objective is to seek high current income. Capital appreciation is a secondary objective. The Fund will seek to achieve its objectives by investing, under normal circumstances, at least 50% of its total assets in income generating equity securities, including dividend paying common stocks, convertible securities, preferred stocks and other equity-related securities. In addition, the Fund may invest the balance of its total assets in non-convertible debt securities, consisting primarily of corporate bonds. The Fund attempts to minimize individual security risk by diversifying the portfolio with approximately 150 securities, which is subject to change. The Chartwell Dividend and Income Fund is a closed-end mutual fund which trades on the New York Stock Exchange under the symbol CWF.

HIGH-YIELD CORPORATE BONDS

High-yield bonds are non-investment grade corporate debt obligations rated "Ba1" or lower by Moody's Investors Service, Inc. or "BB+" or lower by Standard & Poor's Ratings Group; they typically have a higher risk level than investment-grade bonds. These securities have historically compensated investors with higher levels of income for that risk. Prices usually are less sensitive to interest rate fluctuations than higher rated bonds because of the high income levels. However, the prices of these bonds are more sensitive to changes in the economy.

CONVERTIBLE SECURITIES

The Fund can invest in both convertible preferred stock and convertible bonds. Both pay fixed rates of income, but because they can be converted into common stock, they are indirectly tied to the common stock's performance. As a result, convertible securities generally offer higher income than common stocks and an opportunity for price appreciation when the value of the underlying security rises. The Fund buys convertibles when the underlying common stock offers strong growth potential as well.

COMMON STOCK

The Fund invests in the common stocks of utility companies, Real Estate Investment Trusts (REITs) and other industrial and financial companies as well as other equity securities. Both utilities and REITs tend to offer a premium dividend yield with steady growth that can lead to capital appreciation. Industrial and financial stocks are primarily purchased for capital appreciation based on the fundamental value of the underlying company.

                                       2
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                               C H A R T W E L L

LETTER TO SHAREHOLDERS

DEAR SHAREHOLDERS,
The recently completed fiscal year was a challenging one that did not meet our long term expectations for the Chartwell Dividend and Income Fund. While we continue to meet our primary objective to seek high current income, the stock price and net asset value (NAV) decline resulted in a disappointing total return profile. We believe that over the long term, the strategy of investing for high current income and capital appreciation is a sound one. Please take the time to read through the portfolio managers' discussion of each segment of the Fund's investment portfolio. Our seasoned investment team is dedicated to meeting shareholder goals.

The market value of the Fund had a total return of (16.55)% over the past six months and (18.44)% over the past fiscal year. During the same period, the NAV returned (4.38)% and (2.47)%, respectively. As of November 30, 1999, the Fund's market price closed at $10.50, which was a 16.27% discount to NAV.

On a positive note, a number of the portfolio securities had excellent returns in the fourth quarter. The NAV bottomed in the middle of October at $12.15 and had rebounded to $12.54 by the fiscal year end, an increase of almost 5%. We have taken important steps to increase the flexibility of our asset allocation process, steps which we feel will increase long term returns. We have increased the Fund's exposure to common stock such as BCE Inc., Kimberly-Clark Corporation, Wells Fargo & Company and AT&T Corp. Correspondingly, we have reduced our substantial exposure to REITs and electric utilities, which have suffered over the past year. As you will read, we instituted a limited option-writing program to augment the Fund's income. In this market, we believe success will come from flexible management of a variety of attractive asset classes and continued dedication to the generation of income.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CWF STOCK PERFORMANCE VS. NAV
                                Price    NAV
5/28/99                         13.25  13.80
6/5/99                          13.63  13.80
6/11/99                         13.63  13.75
6/19/99                         13.38  13.73
6/25/99                         13.19  13.59
7/3/99                          13.50  13.73
7/9/99                          13.56  13.83
7/17/99                         13.13  13.84
7/23/99                         13.31  13.75
7/31/99                         12.81  13.53
8/6/99                          12.81  13.21
8/14/99                         12.38  13.17
8/20/99                         12.56  13.15
8/28/99                         12.81  13.17
9/3/99                          12.63  13.08
9/11/99                         12.38  13.05
9/17/99                         11.56  12.80
9/25/99                         11.13  12.44
10/1/99                         11.13  12.43
10/9/99                         11.19  12.61
10/15/99                        10.38  12.19
10/23/99                        10.50  12.25
10/29/99                        10.94  12.47
11/6/99                         11.25   12.6
11/12/99                       10.813  12.59
11/20/99                        10.75  12.73
11/26/99                       10.375  12.59
12/4/99                         10.50  12.67

                                       3
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                               C H A R T W E L L

The primary negative factor weighing on the portfolio during 1999 was the significant increase in interest rates. The 30-year U.S. Treasury yield increased from 5.06% to 6.29% during the Fund's fiscal year. Consequently, as you will read, the Fund's high yield bond portfolio suffered price declines last year even as it generated substantial income. The rise in rates also negatively affected many of the Fund's equity securities, including those invested in REITs and electric utilities.

Bright spots did emerge among individual stocks such as Illinova Corporation, U S West, Inc. and BCE Inc., contributing substantial returns to the portfolio. Convertible securities that performed well included Global Crossing Ltd., PSINet Inc., and Cendant Corporation. In addition, a limited option writing effort initiated late in the year bolstered income and had a positive impact.

We continue to believe in the ability of the Fund's investment strategy to generate income. We also believe that many of the portfolio securities have excellent appreciation potential. These issues are discussed in more depth later in this report. The management team will work diligently in its efforts to try to increase shareholder returns and generate income over the long term.

Thank you for your continued support.

                                                  [SIG TO COME]
                                                  Leslie M. Varrelman
[SIG TO COME]           [SIG TO COME]             Portfolio Manager
Winthrop S. Jessup      Bernard P. Schaffer
Chairman and President  Portfolio Manager

PORTFOLIO MANAGEMENT TEAM

                                  Leslie M. Varrelman
                                  PORTFOLIO MANAGER
Bernard P. Schaffer               FIXED INCOME
PORTFOLIO MANAGER
EQUITIES

                                  Christine F. Williams
                                  PORTFOLIO MANAGER
                                  FIXED INCOME
Andrew L. Newcomb
PORTFOLIO MANAGER
REITS AND UTILITY COMMON STOCK

                                  Andrew S. Toburon
                                  PORTFOLIO MANAGER
                                  FIXED INCOME
Doster J. Esh
PORTFOLIO ANALYST
CONVERTIBLE DEBT AND PREFERRED
STOCK

                                       4
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                               C H A R T W E L L

FIXED INCOME RESULTS

CWF (AS A % OF TOTAL INVESTMENTS)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

BONDS      47%
Converts   16%
REITs       8%
Utilities  13%
Equities   16%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

HIGH YIELD INDEX SPREAD OVER TREASURIES
(MERRILL LYNCH HIGH YIELD US Corporates Cash Pay INDEX, NOV
98-NOV 99)
Nov-98                                                        511
Dec-98                                                        537
Jan-99                                                        528
Feb-99                                                        485
Mar-99                                                        487
Apr-99                                                        440
May-99                                                        449
Jun-99                                                        450
Jul-99                                                        452
Aug-99                                                        458
Sep-99                                                        479
Oct-99                                                        492
Nov-99                                                        461

HIGH YIELD MARKET HIGHLIGHTS 1999

The last year was another challenging one for high yield investors as the market delivered sub-coupon returns for the second year in a row. Rising interest rates and default rate uncertainty resulted in an investor preference for more liquid, higher-quality credits. Despite weak performance for the year, the high yield market provided the best return of all the fixed income sectors, outperforming Treasuries, Agencies, mortgaged-backed, asset-backed, as well as the entire high grade corporate sector. The yield spread premium on the Merrill Lynch High Yield US Corporates Cash Pay Index (the "Index") tightened to 461 basis points over the ten year Treasury, narrowing by 50 basis points over the year to yield 10.79% on November 30, 1999.

For the twelve-month period ended November 30, 1999, the Index returned 1.08%. On average, higher-quality credit ratings outperformed lower-quality credit ratings over this time period (BB's returned 2.14%, B's returned 1.06%, and CCC's returned -3.91%). The strongest performing sectors were those that performed poorly last year but have shown improving fundamentals this year. Paper, Broadcasting, Media, Gaming, Steel, Energy, Chemicals, and Utilities were among the above market performers while Shipping, Healthcare, Food, Beverage, and Supermarkets experienced below-market returns. Throughout the year, new issues of PCS/cellular, international wireless and cable, data and internet, were well received by investors.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

HIGH YIELD SECTOR PERFORMANCE*
(11/30/98 - 11/30/99)
Paper                                                    12.34%
Broadcasting                                              6.78%
Media                                                     5.39%
Gaming                                                    5.38%
Steel                                                     4.89%
Publishing/Printing                                       4.77%
Energy                                                    4.76%
Cable TV                                                  4.60%
Utilities                                                 4.22%
Homebuilders                                              3.70%
Chemicals                                                 3.62%
Containers                                                2.72%
Automotive                                                2.14%
Average                                                   1.08%
Building Materials                                        0.88%
Telecommunications                                       -0.28%
Specialty Retail                                         -1.29%
Restaurants                                              -1.61%
Consumer Products                                        -2.75%
Supermarkets                                             -3.28%
Services                                                 -6.40%
Food/Beverage                                            -6.46%
Healthcare                                              -11.41%
Entertainment/Film                                      -13.15%
Shipping                                                -13.19%
*Merrill Lynch High Yield US Corporates Cash Pay Index

                                       5
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                               C H A R T W E L L

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                  QUARTERLY HIGH YIELD DEFAULT RATES, ANNUALIZED
(*THROUGH NOV 30TH, SOURCE: DLJ)
1Q97                                                                       1.93%
2Q97                                                                       0.56%
3Q97                                                                       1.03%
4Q97                                                                       0.56%
1Q98                                                                       1.01%
2Q98                                                                       1.46%
3Q98                                                                       1.10%
4Q98                                                                       1.09%
1Q99                                                                       2.93%
2Q99                                                                       5.02%
3Q99                                                                       3.76%
4Q99*                                                                      2.77%
DEFAULT RATE

Rising default rates seemed to dominate headlines in the high yield market in 1999. Default rates as measured by Altman/New York University increased to 3.26% for the first nine months of the year from 1.32% for all of 1998. Moody's trailing-twelve-month default rate at November 30, 1999 was higher at 5.74% (percentage of issuers) as compared to 2.70% the prior year (Moody's includes emerging-market debt). It is noteworthy that defaults peaked in the June quarter and have since declined somewhat. Moreover, defaults concentrated in two specific industries. The energy sector alone comprised 20% of the total defaults as smaller companies were unprepared for the steep oil price decline to $10 per barrel earlier in the year. Healthcare companies, specifically in the Long-Term Care sector, represented 13.5% of total defaults as a result of the reduction to revenue that occurred through Medicare reimbursement under the balanced Budget Act of 1997. Most companies, however, have had one full year under the new prospective payment system and are now fundamentally stronger.

New issuance of $99 billion through November 1999 lagged behind 1998's full year total of $151 billion. The Telecommunications sector dominated the calendar and now represents over one-third of the Index. Larger, higher quality issues were well received by the market while smaller, lesser known credits were forced to price their deals cheaply and in some cases, add equity stakes and tighten debt covenants, in an effort to get the deal completed. Collateralized Bond Obligations, now a $100 billion market, were the primary source of demand for high yield in 1999. High yield mutual fund flows were positive year-to-date through November 1999, but were significantly lower than the strong fund flows experienced in 1998.

                                       6
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                               C H A R T W E L L

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

HIGH YIELD NEW ISSUE VOLUME
(INCLUDES PUBLIC AND 144A, SOURCE: CHASE SECURITIES)
$BILLIONS
1980                                                    1
1981                                                    2
1982                                                    3
1983                                                    8
1984                                                   15
1985                                                   16
1986                                                   33
1987                                                   31
1988                                                   31
1989                                                   29
1990                                                    1
1991                                                   10
1992                                                   46
1993                                                   69
1994                                                   43
1995                                                   47
1996                                                   74
1997                                                  126
1998                                                  151
1999                                                   99

CWF HIGH YIELD

For the year ended November 30, 1999, the high yield portfolio within CWF outperformed the Merrill Lynch High Yield Cash Pay Index (JOAO) by 50 basis points (1.58% versus 1.08%). The portfolio continued to be well diversified with 53 individual credits within 19 industry groups. The average portfolio quality remained B2, with an average yield to maturity of 11.20%.

Top performing credits for the year included Comcast Cellular Holdings, Inc., Fox/Liberty Networks LLC, RJR Nabisco, Inc., ASAT Finance LLC, PSINet Inc., NTL Incorporated, Rogers Cantel Inc., Williams Communications, and Chesapeake Energy Corporation. Certain credits proved to be a challenge, particularly in the first half of the year. Both Sun Healthcare Group and Integrated Health Services, Inc. were impacted by the negative legislation, while other credits such as Enterprises Shipholding Corporation, Eye Care Centers of America, Inc., Regal Cinemas, Inc., and Specialty Retailers, Inc. experienced deteriorating credit fundamentals.

We continue to look for opportunities to upgrade the credit quality of the portfolio and concentrate on finding companies with strong management teams and improving credit statistics within stable or growing industries.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

FIXED INCOME RETURNS:*
MAY 31, 1999 - NOVEMBER 30, 1999
CWF                               -0.40%
ML High Yield Cash Pay Index      -0.89%

* Total return figures represent past performance and do not indicate future results, which will vary.

                                       7
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                               C H A R T W E L L

CONVERTIBLE SECURITIES RESULTS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

BONDS      47%
Converts   16%
REITs       8%
Utilities  13%
Equities   16%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CONVERTIBLE RETURNS:
MAY 31, 1999 - NOVEMBER 30, 1999
CWF                                                -1.50%
Merrill Lynch Convertible Yield Alternative Index  -8.50%
Merrill Lynch Convertible Total Return Index        3.10%
Merrill Lynch All Convertible Index                12.60%

We continue to invest in a diversified array of convertible securities with a focus on generating income. The convertible portion of the portfolio currently yields approximately 7.5%, and represented 16% of the portfolio as of November 30, 1999.
We have shifted much of the sector focus within convertibles to Telecom and Technology such as Global Crossing Ltd., NTL Incorporated, Qwest "TrENDS" Trust, and Activison, Inc. This was done largely because of the success of these companies in generating return as well as the fact that new issues have been concentrated in these sectors. To compensate for higher volatility in the price of the stocks of these companies, we have required more conservative structures such as bonds or senior perpetual preferred stock. This has reduced our exposure to wide price swings while allowing us to participate in the income generation and upside of growing companies. Our performance has improved because of this change in focus.
Within the convertible universe at large, equity sensitive convertibles have continued to soundly outperform those convertibles purchased as yield alternatives. The difference in performance is dramatic: Merrill Lynch Equity Sensitive Convertible Index was up 30% over the past six months, while the Merrill Lynch Convertible Yield Alternative Index was down 8%. Largely this is a result of just a few securities within Telecom and Technology that have been explosive, while more traditional companies that are paying out higher dividends and interest, are languishing. We expect to focus on quality companies and conservative security structures to give us the opportunity to create positive returns, even in a challenging environment.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               CWF CONVERTIBLES
Cap Goods                    7%
Healthcare                  10%
Basics                       6%
Cons Cyclical                7%
Staples                      4%
Technology                  15%
Telecom                     26%
Energy                       4%
Finance                     21%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

INDEX*
Cap Goods                               3%
Healthcare                              8%
Basics                                  5%
Cons Cyclical                           7%
Staples                                12%
Technology                             25%
Telecom                                23%
Energy                                  6%
Utility                                 4%
Finance                                 7%
*Merrill Lynch All Convertible Index.

                                       8
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                               C H A R T W E L L

REAL ESTATE INVESTMENT TRUST (REIT) RESULTS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

BONDS      47%
Converts   16%
REITs       8%
Utilities  13%
Equities   16%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

REIT RETURNS:
MAY 31, 1999 - NOVEMBER 30, 1999
CWF                                -9.20%
MS REIT Index*                    -13.17%
*Morgan Stanley REIT Index

REITs experienced another difficult period in the 6 months since our last report. We finished the year with 8% in REITs, and returned (9.2)% over the six months ended November 30, 1999.
We maintained a diversified portfolio, incorporating all major sectors of the REIT market. Relative to the National Association of REITs (NAREIT) index, we were overweight in the Office/Industrial REITs. We continue to be overweight in this sector because we believe Office/Industrial REITs have exposure to a stable portion of the economy and will experience strong cash flows and moderate growth. Office REITs have been among the better performers this year as occupancy levels have remained near all-time high levels. REITs with retail exposure experienced difficulties as their tenant base was submerged with worries over a consumer spending slowdown. Healthcare REITs are still near lows, although they recently received some reprieve from the Legislature's rollback of Prospective Payment System rules.
From a valuation perspective, REITs are as cheap as they have been since statistics have been kept. The average adjusted funds from operation yield, which is the inverse of the cash flow multiple, relative to the 10-year Treasury yield is at an all time high. The markets are currently assuming the worst of these investments, reflecting six months of increasing interest rates and a growing investor base dissatisfied with anything but the most high-flying tech and telecom stocks. We continue to collect dividends from REITs and believe the drastic reduction in share prices will create a powerful opportunity for market appreciation at some point in the future.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                  CWF REITS
Apartments               6%
Self-Storage             4%
Office/Industrial       57%
Shopping Centers         5%
Lodging                 10%
Mortgage/Misc           10%
Healthcare               8%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                  NAREIT INDEX
Apartments                 19%
Self-Storage                4%
Office/Industrial          28%
Shopping Centers           20%
Lodging                     5%
Mortgage/Misc              18%
Healthcare                  6%

                                       9
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                               C H A R T W E L L

UTILITY RESULTS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

BONDS      47%
Converts   16%
REITs       8%
Utilities  13%
Equities   16%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

UTILITY RETURNS:
MAY 31, 1999 - NOVEMBER 30, 1999
CWF                                -1.76%
S&P Electric Utility*             -16.23%
S&P Natural Gas**                  -6.50%
*S&P Utility Sector
**S&P Natural Gas Sector

Natural gas utilities performed very well during the past six months, increasing 13%. Gas companies benefited from strong energy markets and consolidation within the industry. Both MCN Energy Group Inc. and Sonat Inc. were acquired during this period, adding significantly to our overall performance. Across the board, the natural gas transport distribution industry is becoming a deregulated utility. We believe this provides many companies with an opportunity for greater growth and higher returns on investments--an opportunity that these managements simply did not have prior to deregulation. This has led to consolidation in the industry, which we think will only continue. On the negative side, the opportunity for higher returns has led to greater earnings volatility as a result of the variation of gas prices and variation in general economic activity. We continue to see value in select gas utility stocks based on both high historic yields, price-to-earnings ratios, and newer market opportunities. In this environment, company selection based on strong managements, strategic planning, and execution will make up a larger and larger portion of our job.

Electric utilities were a disappointment, down 18% during the past six months. Electric utilities have traditionally had very little overall growth but very high dividend yields. As a result, they tend to be valued based on their yield relative to other opportunities in the market. With higher Treasury, bond, and REIT yields, electric utility prices fell. In addition some utilities fell prey to very high electricity prices during the hottest days of the past summer. Much like the natural gas utilities have already undergone, electric utilities are just beginning the deregulation process. This means that electric companies will face competition within their own traditional geographic markets, and will have the opportunity to compete in other areas. It also means that companies can choose to concentrate only on the production, transportation, or distribution of electricity, whereas before they were bound to do all three. While this process is only beginning, it is already important to focus on companies that have clear advantages and recognize their competitive position.

As an example, our best performer was Illinova Corporation, which is benefiting from the deregulation of the Illinois power market, the divestiture of an old-line nuclear power plant, and a merger with Dynegy Corp. We believe this model will provide excess returns above the sector competitors as more companies begin to compete for business.

                                       10
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                               C H A R T W E L L

GENERAL COMMON STOCK RESULTS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

BONDS      47%
Converts   16%
REITs       8%
Utilities  13%
Equities   16%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CWF
Communications      24%
Healthcare          10%
Finance             32%
Energy               6%
Consumer Staples    10%
Consumer Cyclicals   5%
Capital Goods       13%

Common stocks other than utilities and REITs comprised 16% of the portfolio as of November 30, 1999. We have purposely increased our exposure to general equities as REITs and electric utilities have continued to produce substandard returns. Like the broad markets, our value/income style of equity investing has been maligned by a narrowly focused group of stocks that have dominated the equity markets (with names like Cisco, Qualcomm and Commerce One). While these pure growth technology stocks are producing very alluring returns, this is not our mandate. The market leadership has produced unprecedented capital appreciation, it has lacked an income component that historically has been an important contributor to the total return of the market.

Within equities, telecom utilities continue to be a heavy weighting within the portfolio, which has been a very strong contributor to our total return. BCE Inc., KPN NV, and U S West, Inc. were all strong performers. We do not include them within our utility analysis for comparison reasons: S&P does not maintain them within their utility sector. We have also maintained a heavy weight within financials, which has not fared well during the past six months. While Wells Fargo & Company has stood out as an excellent performer, the rest of the sector has been weak year to date.

As part of our equity portfolio, we have introduced a limited option-writing program which has augmented our income level. We will try to generate moderate income from this program in the future as a supplement to our equity portfolio. This program, called a "buy-write" program, entails selling call options on existing positions, which limits our upside on that stock, but generates excess income beyond the stock's dividend yield.

While the past year was disappointing and difficult for value/income equities, we continue to believe that the risk adjusted returns that can be generated from this style are above average.

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                               C H A R T W E L L

UTILIZATION OF LEVERAGE

The Chartwell Dividend and Income Fund has utilized leverage through the issuance of commercial paper. As of November 30, 1999, the Fund had $60 million in leverage in the form of commercial paper rated A1/P1 by Moody's Investors Service, Inc./Standard & Poor's Ratings Group. These ratings should enhance the marketability and reduce the interest costs associated with the issuance of the commercial paper. However, it must be noted that the utilization of leverage involves the risk of lower portfolio returns if the cost of leverage is higher than the resulting yields on assets or if the Fund experiences capital losses in excess of the yield spread, if any. Therefore, the addition of leverage also increases the potential volatility of the Fund. The Fund has the ability to leverage to a maximum of 33% of the Fund's net assets.

The Fund utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Commercial Paper, which is issued at a discount equivalent to short-term interest rates, and invests the proceeds in long-term securities. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. IF EITHER OF THESE CONDITIONS CHANGE, THEN THE RISKS OF LEVERAGING WILL BEGIN TO OUTWEIGH THE BENEFITS.

To illustrate these concepts, assume a Fund's Common Stock capitalization of $100 million and the issuance of Commercial Paper for an additional $50 million, creating a total value of $150 million available for investment in long-term securities. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The Fund pays a discount on the $50 million of Commercial Paper based on the lower short-term interest rates. At the same time, the Fund's total portfolio of $150 million earns the income based on long-term interest rates.

In this case, the discount paid to Commercial Paper holders is significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, IF SHORT-TERM INTEREST RATES RISE, narrowing the differential between short-term and long-term interest rates, THE INCREMENTAL YIELD PICK-UP ON THE COMMON STOCK WILL BE REDUCED OR ELIMINATED COMPLETELY. At the same time, the market value on the Fund's Common Stock (that is, its price as listed on the New York Stock Exchange), may, as a result, decline. Furthermore, IF LONG-TERM INTEREST RATES RISE, THE COMMON STOCK'S NET ASSET VALUE WILL REFLECT THE FULL DECLINE IN THE PRICE OF THE PORTFOLIO'S INVESTMENTS, SINCE THE VALUE OF THE FUND'S COMMERCIAL PAPER DOES NOT FLUCTUATE. In addition to the decline in net asset value, the market value of the Fund's Common Stock may also decline.

DIVIDENDS & DISTRIBUTIONS

The Fund currently intends to distribute a monthly fixed amount to shareholders in the amount of $0.1033 per share. The Fund's final distribution for each calendar year will exceed that amount, however, to

                                       12
                                     ------
                               C H A R T W E L L
the extent necessary for the Fund to have distributed all of its net investment company taxable income and net capital gains recognized during the year, if any. If, for any calendar year, the total distributions exceed net investment company taxable income and net capital gain, the excess, distributed from the Fund's assets, will generally be treated as a tax-free return of capital and will result in a reduction in the shareholder's basis. The Board of Directors reserves the right to change the aforementioned dividend policy from time-to-time. For the fiscal year ended 1999, the Fund returned capital in the amount of $5,459,620 representing 29% of the total distribution, which will be treated in the manner indicated above.

DISCUSSION OF Y2K ISSUES

Like other financial and business organizations, the Fund and its portfolio could be adversely affected if the computer systems they rely on do not properly process date-related information and data involving the years 2000 and after. We at Chartwell Investment Partners have taken steps that we believe are reasonable to address this problem in our own computer system and have sought assurances that comparable steps are being taken by the Fund's other major service providers. Each service provider had informed the Fund that it had taken steps to prepare for Year 2000 compliance. Chartwell Investment Partners is also attempting to evaluate the potential impact of this problem on the issues of investment securities that the portfolio purchases. There can be no assurance that these steps have been sufficient to avoid any adverse impact on the Fund and portfolio.

                                       13
                                     ------
                               C H A R T W E L L

SCHEDULE OF INVESTMENTS

                                                                    MARKET
                                                 NUMBER OF          VALUE
                                                   SHARES          (NOTE 1)
COMMON STOCK--44.8%                              ---------         --------
BANKING & FINANCE--3.3%
Bank of America Corporation................          1,916       $    112,086
Bank One Corporation.......................         32,400          1,142,100
Fannie Mae.................................         20,300          1,352,488
Household International, Inc. .............         10,000            395,625
Union Planters Corporation.................         50,000          2,131,250
Wells Fargo & Company......................         25,900          1,204,350
                                                                 ------------
                                                                    6,337,899
                                                                 ------------
BASIC INDUSTRIES--1.6%
E. I. du Pont De Nemours and Company.......          7,996            475,262
Rohm and Haas Company......................         35,200          1,289,200
Temple-Inland Inc. ........................         24,000          1,374,000
                                                                 ------------
                                                                    3,138,462
                                                                 ------------
CAPITAL GOODS--2.7%
Masco Corporation..........................         41,700          1,052,925
Pitney Bowes Inc. .........................         42,100          2,018,169
Xerox Corporation(a).......................         80,400          2,175,825
                                                                 ------------
                                                                    5,246,919
                                                                 ------------
CONSUMER CYCLICAL--1.7%
Intimate Brands, Inc. .....................         25,000          1,071,875
The Limited, Inc. .........................         51,700          2,194,019
                                                                 ------------
                                                                    3,265,894
                                                                 ------------
CONSUMER NON-DURABLE--1.1%
Flowers Industries, Inc. ..................         40,000            655,000
Kimberly-Clark Corporation.................         16,200          1,034,775
Philip Morris Companies Inc. ..............         20,000            526,250
                                                                 ------------
                                                                    2,216,025
                                                                 ------------
ENERGY--2.1%
Conoco Inc. ...............................         16,826            440,631
Kerr-McGee Corporation.....................          3,650            208,963
Occidental Petroleum Corporation...........         38,900            853,369
The Williams Companies, Inc. ..............         53,900          1,819,125
USX-Marathon Group.........................         32,900            869,794
                                                                 ------------
                                                                    4,191,882
                                                                 ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       14
                                     ------
                               C H A R T W E L L

                                                                   MARKET
                                                NUMBER OF          VALUE
                                                 SHARES           (NOTE 1)
COMMON STOCK (CONTINUED)                        ---------         --------
HEALTHCARE--1.5%
American Home Products Corporation.......           16,700      $    868,400
Baxter International Inc. ...............           30,000         2,026,875
                                                                ------------
                                                                   2,895,275
                                                                ------------

HOME FURNISHINGS--0.0%
Pillowtex Corporation....................           12,158            48,632
                                                                ------------

HOTELS--1.0%
Starwood Hotels & Resorts................           75,000         1,673,438
Wyndham International, Inc.(b)...........          107,333           301,874
                                                                ------------
                                                                   1,975,312
                                                                ------------

INSURANCE--0.9%
American General Corporation.............           13,100           960,394
Hartford Life, Inc. .....................           17,000           760,750
                                                                ------------
                                                                   1,721,144
                                                                ------------

REAL ESTATE*--10.1%
Alexandria Real Estate Equities, Inc. ...           26,000           762,125
AMRESCO Capital Trust....................          100,000           881,250
Avalon Bay Communities, Inc. ............           31,500         1,019,813
Boston Properties, Inc. .................           30,700           869,194
Cabot Industrial Trust...................           49,900           916,912
Crescent Real Estate Equities Company....           70,000         1,185,625
Duke-Weeks Realty Corporation............           53,820           995,670
FelCor Lodging Trust Incorporated........           38,000           646,000
First Washington Realty Trust, Inc.......           29,200           521,950
Healthcare Realty Trust, Inc. ...........           62,587         1,036,597
Highwoods Properties, Inc. ..............           46,000         1,012,000
Kimco Realty Corporation.................           30,000           997,500
LTC Properties, Inc. ....................           25,000           242,187
Meditrust Companies......................           46,000           301,875
National Golf Properties, Inc. ..........           45,000           942,188
Prison Realty Trust, Inc. ...............           31,000           251,875
ProLogis Trust...........................           91,400         1,662,337
Reckson Associates Realty Corporation....           51,000         1,029,563
RFS Hotel Investors, Inc. ...............           78,000           867,750
Shurgard Storage Centers, Inc. ..........           42,200           941,588
SL Green Realty Corp. ...................           33,000           666,187
Tanger Factory Outlet Centers, Inc. .....           26,000           562,250
Vornado Realty Trust.....................           42,000         1,325,625
                                                                ------------
                                                                  19,638,061
                                                                ------------

TELECOMMUNICATIONS--3.9%
AT&T Corp ...............................           19,400         1,083,975
BCE Inc. ................................           22,900         1,548,612
KPN NV. ADR..............................           11,491           638,469
Swisscom AG, ADR.........................           33,000         1,117,875

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       15
                                     ------
                               C H A R T W E L L

                                                                   MARKET
                                                NUMBER OF          VALUE
                                                 SHARES           (NOTE 1)
COMMON STOCK (CONCLUDED)                        ---------         --------
TELECOMMUNICATIONS (CONCLUDED)
Telecom Corporation of New Zealand
  Limited, ADR...........................           28,300      $    948,050
U S West, Inc. ..........................           37,800         2,345,962
                                                                ------------
                                                                   7,682,943
                                                                ------------

UTILITIES--14.9%
Avista Corporation.......................           35,000           568,750
Carolina Power & Light Company...........           14,300           430,788
Columbia Energy Group....................           12,800           803,200
Consolidated Edison Company of
  New York, Inc. ........................           13,700           472,650
Consolidated Natural Gas Company.........           52,500         3,366,563
Duke Energy Corporation..................           22,000         1,115,125
Illinova Corporation.....................          113,100         3,633,337
Kinder Morgan, Inc. .....................           48,600           987,187
Kinder Morgan Energy Partners L.P. ......           30,000         1,213,125
Leviathan Gas Pipeline Partners, L.P. ...            7,000           141,312
MCN Energy Group Inc. ...................          143,700         3,583,519
MDU Resources Group, Inc. ...............           44,000           962,500
New Century Energies, Inc. ..............           25,600           804,800
NICOR Inc. ..............................           16,600           575,812
NiSource Inc. ...........................           42,700           803,293
NSTAR ...................................           39,200         1,626,800
PECO Energy Company......................           22,600           744,387
SCANA Corporation........................           24,000           651,000
TECO Energy, Inc.........................           44,000           880,000
The Montana Power Company................           76,200         2,352,675
USEC Inc. ...............................          150,000         1,237,500
Western Resources, Inc. .................          113,300         2,117,294
                                                                ------------
                                                                  29,071,617
                                                                ------------
TOTAL COMMON STOCK (COST $101,795,827)...                         87,430,065
                                                                ------------
CONVERTIBLE PREFERRED STOCK--14.4%
AGRICULTURAL PHARMACEUTICALS--0.3%
Monsanto Company "ACES" 6.500%...........           16,500           651,750
                                                                ------------

BANKING & FINANCE--2.6%
Bank United Corp. "PIES" 8.000%..........           30,000         1,417,500
Sovereign Capital Trust II 7.500%........           20,000         1,127,500
WBK "STRYPES" Trust 10.000%..............           80,000         2,520,000
                                                                ------------
                                                                   5,065,000
                                                                ------------

BASIC INDUSTRIES--0.4%
United Rentals Trust I "QUIPS" 6.500%....           22,000           709,500
                                                                ------------

BROADCASTING AND PUBLISHING--0.5%
Emmis Communications Corporation
6.250%...................................           15,000           930,000
                                                                ------------

BUILDING PRODUCTS--0.7%
Georgia-Pacific Group "PEPS" 7.500%......           30,000         1,284,375
                                                                ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       16
                                     ------
                               C H A R T W E L L

                                                                   MARKET
                                                NUMBER OF          VALUE
                                                 SHARES           (NOTE 1)
CONVERTIBLE PREFERRED STOCK (CONCLUDED)         ---------         --------
COMMUNICATIONS--1.2%

"DECS" Trust VI 6.250%(c)................           40,000      $  1,512,500
MediaOne Group, Inc. "PIES" 7.000%(d)....           20,000           900,000
                                                                ------------
                                                                   2,412,500
                                                                ------------
CONSUMER CYCLICAL--0.7%
Cendant Corporation "PRIDES" 7.500%......           50,000         1,337,500
                                                                ------------
                                                                   1,337,500
                                                                ------------
ENERGY--0.3%
AES Trust III 6.750%.....................           10,500           542,719
                                                                ------------
                                                                     542,719
                                                                ------------
HOME BUILDERS--0.6%
TXI Capital Trust I "SPuRS" 5.500%.......           29,600         1,073,000
                                                                ------------

INSURANCE--1.4%
Conseco Financing Trust IV
  "PRIDES" 7.000%........................           55,600         1,462,975
Lincoln National Corporation
  "PRIDES" 7.750%........................           55,000         1,271,875
                                                                ------------
                                                                   2,734,850
                                                                ------------
REAL ESTATE--0.3%
Host Marriott Financial Trust
  "QUIPS" 6.750%.........................           17,500           590,625
                                                                ------------

RETAIL--0.8%
CVS "TRACES" 6.000%......................           22,500         1,614,375
                                                                ------------

SUPPLIERS EQUIPMENT--0.5%
Peak "TrENDS" Trust 9.000%...............          101,500           919,843
                                                                ------------

TECHNOLOGY--0.6%
PSINet Inc. 6.750%.......................           25,000         1,231,250
                                                                ------------

TELECOMMUNICATIONS--3.5%
Global Crossing Ltd. 6.375%+.............           20,000         2,332,500
Qwest "TrENDS" Trust 5.750%+.............           20,000         1,150,000
Verio Inc. 6.750%........................           30,800         1,443,750
WinStar Communications, Inc. 7.250%+.....           20,000         2,007,500
                                                                ------------
                                                                   6,933,750
                                                                ------------
TOTAL CONVERTIBLE PREFERRED STOCK
  (COST $31,654,972).....................                         28,031,037
                                                                ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       17
                                     ------
                               C H A R T W E L L

                                                                   MARKET
                                                PRINCIPAL          VALUE
                                                 AMOUNT           (NOTE 1)
NON-CONVERTIBLE BONDS--60.5%                    ---------         --------
BROADCASTING--1.0%
Echostar DBS Corp. 9.250% 2/01/06........      $ 2,000,000      $  2,015,000
                                                                ------------

CABLE, MEDIA & PUBLISHING--4.3%
Alliance Atlantis Communications
  Corporation 13.000%, 12/15/09..........        3,000,000         3,000,000
Fox Family Worldwide, Inc.
  9.250%, 11/01/07.......................        2,500,000         2,300,000
United Pan-Europe Communications N. V.
  11.250%, 11/01/09......................        3,000,000         3,127,500
                                                                ------------
                                                                   8,427,500
                                                                ------------
CHEMICALS--1.1%
Huntsman ICI Chemicals
  10.125%, 7/01/09+......................        2,000,000         2,080,000
                                                                ------------

CONSUMER PRODUCTS--0.3%
Revlon Consumer Products Corporation
  8.625%, 2/01/08........................        1,000,000           570,000
                                                                ------------

ENERGY--4.3%
Chesapeake Energy Corporation
  9.625%, 5/01/05........................        3,000,000         2,887,500
Frontier Oil Corporation
  11.750%, 11/15/09......................        2,000,000         1,990,000
HS Resources, Inc. 9.250%, 11/15/06......        2,500,000         2,500,000
Ocean Energy, Inc. 8.875%, 7/15/07.......          500,000           506,250
Triton Energy Limited 8.750%, 4/15/02....          500,000           504,375
                                                                ------------
                                                                   8,388,125
                                                                ------------
ENVIRONMENTAL--3.0%
Allied Waste North American Industries
  Inc. 10.000%, 8/01/09+.................        3,000,000         2,741,250
Stericycle, Inc. 12.375%, 11/15/09+......        3,000,000         3,048,750
                                                                ------------
                                                                   5,790,000
                                                                ------------
FINANCIAL SERVICES--4.1%
CB Richard Ellis Services, Inc.
  8.875%, 6/01/06........................        2,000,000         1,790,000
DVI, Inc. 9.875%, 2/01/04................        1,370,000         1,342,600
Lodgian Financing Corp.
  12.250%, 7/15/09.......................        3,000,000         2,895,000
United Rentals (North America), Inc.
  9.500%, 6/01/08........................        2,000,000         1,900,000
                                                                ------------
                                                                   7,927,600
                                                                ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       18
                                     ------
                               C H A R T W E L L

                                                                   MARKET
                                                PRINCIPAL          VALUE
                                                 AMOUNT           (NOTE 1)
NON-CONVERTIBLE BONDS (CONTINUED)               ---------         --------
FOOD, BEVERAGE & TOBACCO--2.5%
International Home Food, Inc.
  10.375%, 11/01/06......................       $2,000,000      $  2,085,000
Triarc Consumer Products Group LLC
  10.750%, 2/15/09+......................        3,000,000         2,850,000
                                                                ------------
                                                                   4,935,000
                                                                ------------

GAMING--2.8%
Aztar Corporation 8.875%, 5/15/07........        3,000,000         2,910,000
Venetian Casino Resort, LLC
  12.250%, 11/15/04......................        3,000,000         2,520,000
                                                                ------------
                                                                   5,430,000
                                                                ------------

HOME BUILDERS--1.5%
Standard Pacific Corp. 8.000%, 2/15/08...        2,000,000         1,840,000
The Ryland Group, Inc.
  10.500%, 7/01/06.......................        1,000,000         1,032,500
                                                                ------------
                                                                   2,872,500
                                                                ------------

HOTELS--1.9%
Extended Stay America, Inc.
  9.150%, 3/15/08........................        3,850,000         3,676,750
                                                                ------------

INDUSTRIALS--4.8%
Euramax International plc
  11.250%, 10/01/06......................        3,000,000         3,045,000
Gentek, Inc. 11.000%, 8/01/09+...........        3,000,000         3,097,500
Juno Lighting, Inc. 11.875%, 7/01/09+....        1,500,000         1,365,000
Knowles Electronics, Inc.
  13.125%, 10/15/09......................        2,000,000         1,930,000
                                                                ------------
                                                                   9,437,500
                                                                ------------

LEISURE & ENTERTAINMENT--1.8%
Bally Total Fitness Holding Corporation
  9.875%, 10/15/07.......................        1,700,000         1,657,500
Marvel Enterprises, Inc. 12.000%,
6/15/09..................................        2,000,000         1,880,000
                                                                ------------
                                                                   3,537,500
                                                                ------------

RETAIL--2.3%
Mothers Work Inc. 12.625%, 8/01/05.......        2,000,000         2,010,000
Musicland Group 9.000%, 6/15/03..........        2,550,000         2,409,750
                                                                ------------
                                                                   4,419,750
                                                                ------------

STEEL--2.4%
Metals USA Inc. 8.625%, 2/15/08+.........        3,000,000         2,745,000
WCI Steel Inc. 10.000%, 12/01/04.........        2,000,000         2,020,000
                                                                ------------
                                                                   4,765,000
                                                                ------------

TECHNOLOGY--2.6%
Amkor Technology, Inc. 10.500%,
5/01/09+.................................        2,000,000         1,960,000
PSINet Inc. 10.500%, 12/01/06+...........        3,000,000         3,018,750
                                                                ------------
                                                                   4,978,750
                                                                ------------

TELECOMMUNICATIONS--16.6%
Alestra S.A. 12.125%, 5/15/06............        3,250,000         3,234,400
Allegiance Telecom Inc. 12.875%,
5/15/08..................................        2,000,000         2,232,500
ASAT Finance LLC 12.500%, 11/01/06+......        3,000,000         3,150,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       19
                                     ------
                               C H A R T W E L L

                                                                     MARKET
                                                  PRINCIPAL          VALUE
                                                   AMOUNT           (NOTE 1)
NON-CONVERTIBLE BONDS (CONCLUDED)                 ---------         --------
TELECOMMUNICATIONS (CONCLUDED)
Intermedia Communications Inc.
  9.500%, 3/01/09..........................       $3,000,000      $  2,857,500
ITC/DeltaCom 9.750%, 11/15/08..............        1,000,000         1,012,500
Nextel Communications, Inc.
  9.375%, 11/15/09+........................        3,000,000         2,992,500
NEXTLINK Communications, Inc.
  10.500%, 12/01/09+.......................        1,000,000         1,015,000
Primus Telecommunications Group,
  Incorporated 12.750%, 10/15/09+..........        3,000,000         3,045,000
RCN Corporation 10.000%, 10/15/07..........        3,000,000         3,000,000
Rhythms NetConnections, Inc.
  12.750%, 4/15/09.........................        3,000,000         2,865,000
RSL Communications plc
  10.500%, 11/15/08........................        2,500,000         2,334,375
Viatel Inc. 11.250%, 4/15/08...............        3,000,000         2,977,500
VoiceStream Wireless Corporation
  10.375%, 11/15/09+.......................        1,500,000         1,571,250
                                                                  ------------
                                                                    32,287,525
                                                                  ------------

TRANSPORTATION & SHIPPING--1.8%
Enterprises Shipholding Corporation
  8.875%, 5/01/08..........................        2,000,000         1,190,000
North American Van Lines, Inc.
  13.375%, 12/01/09+.......................        2,000,000         2,010,000
Preston Corporation 7.000%, 5/01/11........          500,000           377,500
                                                                  ------------
                                                                     3,577,500
                                                                  ------------

UTILITIES--1.4%
The AES Corporation 8.375%, 8/15/07........        3,000,000         2,793,750
                                                                  ------------
TOTAL NON-CONVERTIBLE BONDS
  (COST $120,849,041)......................                        117,909,750
                                                                  ------------
CONVERTIBLE BONDS--6.7%

HEALTHCARE--1.1%
Athena Neurosciences Inc.
  4.750%, 11/15/04.........................        1,000,000         1,011,250
Sunrise Assisted Living, Inc.
  5.500%, 6/15/02..........................        1,500,000         1,181,250
                                                                  ------------
                                                                     2,192,500
                                                                  ------------

LEISURE & ENTERTAINMENT--1.1%
Activision, Inc. 6.750%, 1/01/05...........        2,140,000         2,150,700
                                                                  ------------

TECHNOLOGY--1.8%
Arbor Software Corp.
  4.500%, 3/15/05+.........................        1,750,000         1,415,312

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       20
                                     ------
                               C H A R T W E L L

SCHEDULE OF INVESTMENTS (CONCLUDED)

                                                  PRINCIPAL
                                                   AMOUNT/           MARKET
                                                    # OF             VALUE
                                                  CONTRACTS         (NOTE 1)
CONVERTIBLE BONDS (CONCLUDED)                     ---------         --------
TECHNOLOGY (CONCLUDED)
National Data Corporation
  5.000%, 11/01/03.........................       $1,500,000      $  1,355,625
Sanmina Corp. 4.250%, 5/01/04+.............          500,000           649,375
                                                                  ------------
                                                                     3,420,312
                                                                  ------------

TELECOMMUNICATIONS--2.1%
ITC/DeltaCom, Inc. 4.500%, 5/15/06+........        1,500,000         1,777,500
Global Telesystems Group, Inc.
  5.750%, 7/01/10..........................          850,000         1,074,188
Level 3 Communications, Inc.
  6.000%, 9/15/09..........................        1,000,000         1,256,250
                                                                  ------------
                                                                     4,107,938
                                                                  ------------

UTILITIES--0.6%
The AES Corporation 4.500%, 8/15/05........        1,000,000         1,200,000
                                                                  ------------

TOTAL CONVERTIBLE BONDS (COST
$13,122,062)...............................                         13,071,450
                                                                  ------------

OPTIONS WRITTEN--0.0%
Xerox Corporation Dec. 25 Call.............             (300)         (75,000)
                                                                  ------------

TOTAL OPTIONS (PREMIUM RECEIVED $48,473)...                           (75,000)
                                                                  ------------

TOTAL INVESTMENTS--126.4%
  (COST $267,373,430)......................                        246,367,302

OTHER LIABILITIES IN EXCESS OF
ASSETS--(26.4%)............................                       (51,508,614)
                                                                  ------------

NET ASSETS--100%...........................                       $194,858,688
                                                                  ------------

----------------
ACES--Adjustable Conversion-rate Equity Security
ADR--American Depository Receipts
DECS--Dividend Enhanced Convertible Stock
PEPS--Premium Equity Participating Security
PIES--Premium Income Equity Security
PRIDES--Preferred Redeemable Increased Dividend Security
QUIPS--Quarterly Income Preferred Security
SPuRS--Shared Preference Redeemable Security
STRYPES--Structured Yield Product Exchangeable For Stock
TRACES--Trust Automatic Common Exchange Security
TrENDS--Trust Enhanced Dividend Security

 * Real Estate Investment Trust.
 + Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 1999, these securities amounted to $49,639,087 or 25.4% of net assets.
(a) Partially held by the custodian as coverage for open call options.
(b) Non-income producing.
(c) Convertible into common stock of Metromedia Fiber Network, Inc.
(d) Convertible into common stock of Vodafone Airtouch Public Limited Company
    (ADR).

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       21
                                     ------
                               C H A R T W E L L

STATEMENT OF ASSETS AND LIABILITIES

AS OF NOVEMBER 30, 1999

ASSETS:

Investments, at value (cost $267,421,903) (Note 1)....      $246,442,302
Cash..................................................         9,494,802
Interest receivable...................................         2,463,525
Receivable for securities sold........................         1,596,978
Dividends receivable..................................           153,114
Prepaid expenses and other assets.....................            85,210
                                                            ------------
    Total assets......................................       260,235,931
                                                            ------------
LIABILITIES:

Commercial paper (Note 4).............................        59,440,442
Payable for securities purchased......................         5,115,047
Dividends to shareholders.............................           401,466
Payable for investment management fees (Note 2).......           202,800
Call option written, at value (premium $48,473) (Note
1)....................................................            75,000
Payable for administration fees (Note 2)..............            32,021
Accrued expenses and other liabilities................           110,467
                                                            ------------
    Total liabilities.................................        65,377,243
                                                            ------------
NET ASSETS............................................      $194,858,688
                                                            ============
NET ASSETS CONSIST OF:
  Common Stock, $0.01 par value
    (authorized 100,000,000 shares)...................      $    155,371
  Paid-in surplus.....................................       226,532,849
  Undistributed net investment income.................           389,851
  Accumulated net realized loss on investments
    and options.......................................       (11,213,255)
  Net unrealized depreciation on investments
    and options.......................................       (21,006,128)
                                                            ------------
NET ASSETS............................................      $194,858,688
                                                            ============
NET ASSET VALUE PER SHARE:

  $194,858,688 DIVIDED BY 15,537,071 shares of Common
    Stock issued and outstanding......................      $      12.54
                                                            ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       22
                                     ------
                               C H A R T W E L L

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
NOVEMBER 30, 1999

INVESTMENT INCOME: (NOTE 1)

Interest and discount earned...........................      $10,921,307
Dividends (net of $11,768 foreign withholding tax).....        6,918,319
                                                             -----------
    Total investment income............................       17,839,626
                                                             -----------
EXPENSES:
Investment management fees (Note 2)....................        2,178,610
Administration fees (Note 2)...........................          343,991
Commercial paper fees..................................          297,734
Professional fees......................................          110,279
Transfer agent fees....................................           44,225
Printing and shareholder reports.......................           36,539
Custodian fees.........................................           31,903
Registration fees......................................           29,407
Directors' fees and expenses...........................           10,750
Pricing fees...........................................           10,536
Other operating expenses...............................           27,351
                                                             -----------
  Total operating expenses.............................        3,121,325
  Interest expense.....................................        1,111,558
                                                             -----------
    Total expenses.....................................        4,232,883
                                                             -----------

    NET INVESTMENT INCOME..............................       13,606,743
                                                             -----------

REALIZED AND UNREALIZED LOSS ON
  INVESTMENTS: (NOTE 1)
Net realized loss on investments.......................      (11,350,524)
Net realized gain on options written...................          153,174
                                                             -----------
                                                             (11,197,350)
Change in net unrealized
  depreciation on investments and options..............       (8,464,314)
                                                             -----------
    Net realized and unrealized loss on investments
      and options......................................      (19,661,664)
                                                             -----------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS...      $(6,054,921)
                                                             ===========

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       23
                                     ------
                               C H A R T W E L L

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED
NOVEMBER 30, 1999

INCREASE (DECREASE) IN CASH
Cash flows provided from (used for) operating
activities:
  Interest and dividends received.......................  $ 18,338,260
  Operating expenses paid...............................   (3,108,675)
  Interest expense paid.................................     (931,733)
  Purchase of long-term portfolio investments...........  (316,452,910)
  Proceeds from sale of long-term portfolio
investments.............................................   269,345,505
  Premium received on options written...................       224,520
  Other.................................................      (66,650)
                                                          ------------
    Net cash used for operating activities..............  (32,651,683)
                                                          ------------

Cash flows provided from (used for) financing
activities:
  Net cash provided from commercial paper issuance......    59,260,617
  Cash dividends paid to shareholders...................  (17,837,101)
                                                          ------------
    Net cash provided from financing activities.........    41,423,516
                                                          ------------
Net increase in cash....................................     8,771,833
  Cash at beginning of year.............................       722,969
                                                          ------------
  Cash at end of year...................................  $  9,494,802
                                                          ============

RECONCILIATION OF NET DECREASE IN NET ASSETS RESULTING
  FROM OPERATIONS TO NET CASH USED FOR OPERATING
  ACTIVITIES

Net decrease in net assets resulting from operations....  $(6,054,921)
                                                          ------------
  Increase in investments...............................  (53,200,135)
  Net realized loss on investments transactions.........    11,197,350
  Net change in unrealized depreciation on
investments.............................................     8,464,314
  Decrease in receivable for securities sold............     2,235,348
  Decrease in interest and dividend receivable..........        94,800
  Increase in other assets..............................      (66,650)
  Increase in payable for securities purchased..........     4,485,736
  Increase in accrued expenses and other liabilities....       192,475
                                                          ------------
    Total adjustments...................................  (26,596,762)
                                                          ------------
Net cash used for operating activities..................  $(32,651,683)
                                                          ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       24
                                     ------
                               C H A R T W E L L

STATEMENTS OF CHANGES IN NET ASSETS

                                     FOR THE YEAR
                                        ENDED       FOR THE PERIOD FROM
                                     NOVEMBER 30,    JUNE 29, 1998* TO
                                         1999        NOVEMBER 30, 1998
                                     ------------   -------------------
OPERATIONS:
  Net investment income............  $13,606,743    $     6,292,619
  Net realized gain (loss) on
    investments....................  (11,350,524)           597,600
  Net realized gain on options
    written........................      153,174                 --
  Change in net unrealized
    depreciation on investments
    and options....................   (8,464,314)       (12,541,814)
                                     ------------   ---------------
Net decrease in net assets
  resulting from operations........   (6,054,921)        (5,651,595)
                                     ------------   ---------------

DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment income............  (13,296,008)        (6,292,619)
  Distributions in excess of
    net investment income..........           --            (56,887)
  Distributions from realized
    short-term capital gains.......     (477,502)                --
  Tax return of capital............   (5,459,620)                --
                                     ------------   ---------------
Net decrease in net assets
resulting
  from dividends and
distributions......................  (19,233,130)        (6,349,506)
                                     ------------   ---------------

CAPITAL STOCK TRANSACTIONS:
  Net proceeds from initial public
    offering.......................           --        229,500,000
  Offering costs charged to paid in
    capital........................           --           (660,580)
  Reinvestment of dividends
    resulting in the issuance
    of Common Stock................      994,563          2,213,852
                                     ------------   ---------------
Net increase in net assets
resulting
  from Common Stock transactions...      994,563        231,053,272
                                     ------------   ---------------

Total increase (decrease) in net
assets.............................  (24,293,488)       219,052,171
                                     ------------   ---------------

NET ASSETS:

  Beginning of period..............  219,152,176            100,005
                                     ------------   ---------------
  End of period (including
    undistributed (distributions in
    excess of) net investment
    income of $389,851 and
    ($56,887), respectively).......  $194,858,688   $   219,152,176
                                     ============   ===============

----------------
*Commencement of investment operations.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       25
                                     ------
                               C H A R T W E L L

FINANCIAL HIGHLIGHTS

                                                 FOR THE          FOR THE PERIOD
                                                YEAR ENDED      FROM JUNE 29, 1998*
THE FOLLOWING PER SHARE DATA AND RATIOS        NOVEMBER 30,       TO NOVEMBER 30,
HAVE BEEN DERIVED FROM INFORMATION PROVIDED        1999                1998
IN THE FINANCIAL STATEMENTS.                 ----------------   -------------------
NET ASSET VALUE, BEGINNING OF PERIOD.....        $  14.17            $  14.96+
                                                 --------            --------

INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (1)..............            0.88                0.40
  Net realized and unrealized loss
    on investment transactions...........           (1.27)              (0.78)
                                                 --------            --------
    Total from investment operations.....           (0.39)              (0.38)
                                                 --------            --------

LESS DIVIDENDS AND DISTRIBUTIONS:

  Dividends from net investment income...           (0.86)              (0.41)

  Distributions from realized short-term
    gains................................           (0.03)                 --

  Tax return of capital..................           (0.35)                 --
                                                 --------            --------
    Total dividends and distributions....           (1.24)              (0.41)
                                                 --------            --------

NET ASSET VALUE, END OF PERIOD...........        $  12.54            $  14.17
                                                 ========            ========

MARKET VALUE, END OF PERIOD..............        $  10.50            $  14.19
                                                 ========            ========
TOTAL RETURN BASED ON: (2)

  Net asset value........................           (2.47)%             (2.48)%
                                                 ========            ========
  Market value...........................          (18.44)%             (2.62)%
                                                 ========            ========
RATIOS AND SUPPLEMENTAL DATA (3):
  Net assets, end of period (000
omitted).................................        $194,859            $219,152
                                                 ========            ========
  Total expenses.........................            2.03%               1.32%(5)
  Total operating expenses (4)...........            1.35%               1.32%(5)
  Commercial paper expenses..............            0.68%                N/A
  Net investment income..................            6.51%               6.99%(5)
  Portfolio turnover.....................             119%                 27%
LEVERAGE ANALYSIS:
  Aggregate amount outstanding at end of
    year(000 omitted)....................        $ 60,000                 N/A
  Average daily balance of amortized cost
    of commercial paper outstanding
    (000 omitted)........................        $ 59,689                 N/A
  Asset coverage per $1,000 at end of
    year.................................        $  4,378                 N/A

----------------
 *  Commencement of operations.
 + Net of offering costs of $0.04 charged to paid-in capital with respect to issuance of common shares.
(1) Based on average shares outstanding.
(2) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Total investment return does not reflect brokerage commissions. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. The total investment returns calculated based on market value and net asset value for a period of less than one year have not been annualized.
(3) Ratios are stated as a percentage of average weekly net assets which includes any liabilities constituting indebtednes in connection with financial leverage.
(4) Exclusive of commercial paper expenses.
(5) Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       26
                                     ------
                               C H A R T W E L L

NOTES TO FINANCIAL STATEMENTS

Chartwell Dividend and Income Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on April 6, 1998 and is registered under the Investment Company Act of 1940 (the "Act"), as amended, as a closed-end, diversified management investment company. The Fund had no operations until June 17, 1998 when it sold 6,667 shares of common stock for $100,005 to Chartwell Investment Partners, L.P. (the "Manager"). Investment operations commenced on June 29, 1998. The Fund's primary investment objective is to seek high current income. Capital appreciation is a secondary objective.

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

PORTFOLIO VALUATION: Portfolio securities listed or traded on a national securities exchange, except for debt securities, are valued at the last sale price as of the close of regular trading on the New York Stock Exchange. Securities not traded on a particular day, over-the-counter securities and government and agency securities are valued at the mean value between bid and asked prices. Long-term debt securities are valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities. All securities and assets for which quotations are not readily available are valued at fair value as determined in good faith and pursuant to a method approved by the Board of Directors. Short-term investments having a maturity of less than 60 days are valued at amortized cost.

CASH AND CASH EQUIVALENTS: Idle cash is swept into a money market fund at PNC Bank, N.A., the Fund's custodian, and is classified as a cash equivalent. Amounts so invested are generally available on the same business day.

WRITTEN OPTIONS: When the Fund writes a covered call option, an amount equal to the premium received by the portfolio is included in the Fund's statement of assets and liabilities as a liability. The amount of the liability will be subsequently marked-to-market to reflect the current market value of the option written.

When a covered written call expires on its stipulated expiration date, or if the portfolio enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the call option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option will be extinguished. When a covered written call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

                                       27
                                     ------
                               C H A R T W E L L

FEDERAL INCOME TAXES: It is the Fund's intention to meet the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no provision for Federal income tax or excise tax is required.

DIVIDENDS AND DISTRIBUTIONS: The Fund will declare and pay dividends to shareholders monthly from net investment income and short-term gains. Long-term capital gains, if any, in excess of loss carryforwards are distributed to shareholders annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends from net investment income and capital gain distributions are determined in accordance with U.S. Federal income tax regulations, which may differ from generally accepted accounting principles. For the year ended November 30, 1999, the Fund's fixed dividend policy resulted in a tax return of capital.

BORROWINGS: The Fund issues short-term commercial paper at a discount from par. The discount is amortized over the life of the commercial paper using the straight line method.

SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis.

Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. The Fund accretes original issue discount on securities using the effective interest method.

USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

NOTE 2. INVESTMENT MANAGEMENT, ADMINISTRATION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has entered into an investment management agreement with the Manager. The Manager manages the Fund's portfolio and makes investment decisions. For these services, the Fund pays the Manager a monthly fee at an annual rate of 0.95% of the Fund's Managed Assets. "Managed Assets" means the average weekly value of the Fund's total assets minus the sum of the Fund's liabilities, which liabilities exclude debt related to leverage, short-term debt and the aggregate liquidation preference of any outstanding preferred stock.

                                       28
                                     ------
                               C H A R T W E L L

The Fund has entered into an administration agreement with Princeton Administrators, L.P. (the "Administrator"). Under such agreement, the Administrator performs or arranges for the performance of certain administrative services necessary for the operation of the Fund. For these services, the Fund pays the Administrator a monthly fee at an annual rate of 0.15% of the Fund's average weekly Managed Assets, subject to a monthly minimum fee of $12,500.

Certain officers and/or directors of the Fund are officers and/or directors of the Manager. The Fund pays each director who is not an "affiliated person" as defined in the Act a fee of $4,000 per year plus $250 for each meeting attended.

For the year ended November 30, 1999, the Fund incurred fees of $124,168 to Drinker Biddle & Reath LLP, counsel for the Fund. A partner of the firm is an officer of the Fund.

NOTE 3. PURCHASE AND SALES OF INVESTMENTS

For the year ended November 30, 1999, purchases and sales of investments, excluding short-term investments, totaled $320,938,646 and $267,080,629, respectively.

At November 30, 1999, the cost and unrealized appreciation/depreciation of investments for federal income tax purposes was as follows:

Cost of investments                                      $267,512,155
                                                         ============

Gross unrealized appreciation                            $  6,415,282
Gross unrealized depreciation                             (27,560,135)
                                                         ------------
Net unrealized depreciation                              $(21,144,853)
                                                         ============

The following table summarizes the Fund's call options written for the year ended November 30, 1999.

                                              Number of
                                              Contracts      Premiums
                                              ----------   ------------

Options outstanding November 30, 1998.......          --             --
Options written.............................       1,895       $224,520
Options expired.............................       1,476       (153,174)
Options exercised...........................         119        (22,873)
                                              ----------   ------------
Options outstanding November 30, 1999.......         300        $48,473
                                              ==========   ============

                                       29
                                     ------
                               C H A R T W E L L

NOTE 4. COMMERCIAL PAPER

As of November 30, 1999, $60,000,000 of commercial paper was outstanding with an amortized cost of $59,440,442. The average discount rate of commercial paper outstanding at November 30, 1999 was 5.49%. The average daily balance of commercial paper outstanding from July 28, 1999 (date of issuance) through November 30, 1999 was $59,688,983 at a weighted average discount rate of 5.78%. The maximum amount of commercial paper outstanding at any time during the year was $60,000,000. In conjunction with the issuance of the commercial paper, the Fund entered into a line of credit arrangement with a bank for $30,000,000. Interest on borrowing is based on market rates in effect at the time of borrowing. The commitment fee is computed at the rate of 0.15% per annum on the unused balance. During the year ended November 30, 1999, there were no borrowings under this arrangement.

NOTE 5. CAPITAL STOCK

There are 100,000,000 shares of $0.01 par value common stock authorized. Of the 15,537,071 shares of common stock outstanding at November 30, 1999, the Manager owned 7,565 shares.

Offering costs were charged to capital upon completion of the initial public offering of the common stock.

For the year ended November 30, 1999 and for the period from June 29, 1998 (commencement of investment operations) to November 30, 1998, the Fund issued 73,622 and 156,782 shares respectively, in connection with the Fund's dividend reinvestment plan.

NOTE 6. MARKET AND CREDIT RISKS

The Fund may invest in high-yielding fixed-income securities, which carry ratings of BB or lower by S&P and/or Ba1 or lower by Moody's. Investments in these higher-yielding securities may be accompanied by a greater degree of credit risk than higher-rated securities. Additionally, lower-rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.
The Fund may invest up to 15% of its total assets in illiquid securities and other securities which may not be readily marketable. In addition, the Fund may purchase securities sold in reliance of Rule 144A of the Securities Act of 1933. The relative illiquidity of some of the Fund's portfolio securities may adversely affect the ability of the Fund to dispose of such securities in a timely manner and at a fair price at times when it might be necessary or advantageous for the Fund to liquidate portfolio securities.

                                       30
                                     ------
                               C H A R T W E L L

NOTE 7. SUBSEQUENT EVENT

The Board of Directors of the Fund declared the following dividends:

     DECLARATION             RECORD              PAYABLE         DIVIDEND
        DATE                  DATE                DATE             RATE
---------------------   -----------------   -----------------   ----------
December 1, 1999        December 15, 1999   December 30, 1999    $0.1033
January 3, 2000         January 18, 2000    January 31, 2000     $0.1033

NOTE 8. CAPITAL LOSS CARRYFORWARDS

The following summarizes the capital loss carryforwards as of November 30, 1999. This capital loss carryforward is available to offset future gains.

EXPIRING IN FISCAL YEAR      AMOUNT
------------------------   ----------
          2007             $8,880,257

NOTE 9. RECLASS OF CAPITAL ACCOUNTS

In accordance with accounting pronouncements, the Fund has recorded several reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Fund and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of November 30, 1999, the Fund recorded the following reclassifications to increase (decrease) the accounts listed below:

                               ACCUMULATED
    UNDISTRIBUTED NET          NET REALIZED
 INVESTMENT INCOME (LOSS)      GAIN (LOSS)
--------------------------   ----------------
         $136,003               $(136,003)

NOTE 10. POST OCTOBER LOSS

Under the current tax law, capital and currency losses realized after October 31, 1999 may be deferred and treated as occurring on the first day of the following fiscal year. For fiscal year ended November 30, 1999, the Fund elected to defer capital losses occurring between November 1, 1999 and November 30, 1999 in the amount of $2,194,275.

                                       31
                                     ------
                               C H A R T W E L L

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Chartwell Dividend and Income Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Chartwell Dividend and Income Fund, Inc. (the "Fund") at November 30, 1999, the results of its operations and cash flows for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period June 29, 1998 (commencement of operations) through November 30, 1998, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
January 12, 2000

AUTOMATIC DIVIDEND REINVESTMENT PLAN (unaudited)

Pursuant to the Fund's Automatic Dividend Reinvestment Plan (the "Plan"), unless a shareholder otherwise elects, all dividend and capital gains distributions will be automatically reinvested in additional shares of common stock of the Fund by PNC Bank, N.A., as agent for shareholders in administering the Plan (the "Plan Agent"). Shareholders who elect not to participate in the Plan will receive all dividends and distributions in cash, paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by PNC Bank, N.A., as dividend paying agent. Such participants may elect not to participate in the Plan and to receive all distributions of dividends

                                       32
                                     ------
                               C H A R T W E L L
and capital gains in cash by sending written instructions to PNC Bank, N.A., as dividend paying agent, at the address set forth below.

Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date. Otherwise such termination will be effective with respect to any subsequently declared dividend or distribution.

Whenever the Fund declares a distribution, an ordinary income dividend or a capital gain dividend (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash, and participants in the Plan will receive the equivalent in shares of common stock. The shares will be acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of common stock from the Fund or
(ii) by purchase of outstanding shares of common stock on the open market on the NYSE or elsewhere. If on the payment date of the dividend, the net asset value per share of the common stock is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued shares of common stock to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

In the event of a market discount on the dividend payment date, the Plan Agent will have until the last business day before the next date on which the shares trade on the "ex-dividend" basis or in no event more than 30 days after the dividend payment date to invest the dividend amount in shares acquired in open-market purchases. If, before the Plan Agent has completed its open-market purchases, the market price of a share of common stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. The Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

                                       33
                                     ------
                               C H A R T W E L L

The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gain distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with reinvestment of dividends.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive distributions in shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem its shares, the price on resale may be more or less than the net asset value.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at PNC Bank, N.A., c/o PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809,
Attn: Closed-End Department.

                                       34
                                     ------
                               C H A R T W E L L

FEDERAL TAX INFORMATION (UNAUDITED)

Information for federal income tax purposes is presented as an aid to shareholders in reporting the dividend distributions for the year ended November 30, 1999.

14.88% of the ordinary income distributions paid by the Fund during the year ended November 30, 1999 qualifies for the dividends received deduction for corporations.

ADDITIONAL INFORMATION (UNAUDITED)

During the period, there have been no material changes in the Fund's investment objective or fundamental policies that have not been approved by the shareholders. The By-Laws have been amended to give the Board of Directors exclusive power to amend the By-Laws. There have been no changes in the principal risk factors associated with investment in the Fund. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund's portfolio.

EFFECTS OF LEVERAGE (UNAUDITED)

Leverage of $60 million in commercial paper was initially sold by the Fund on July 28, 1999. During the fiscal year ended November 30, 1999, interest paid on the commercial paper ranged from 5.23% to 6.07%. As of November 30, 1999, the Fund had $30 million outstanding at 5.49% per annum maturing on December 27, 1999, and $30 million at 6.07% per annum maturing on February 28, 2000. All interest rates include fees due to the broker-dealer. The Fund must experience an annual return of 1.40% to cover interest payments on the commercial paper.

The following table explains the potential effects of leverage on the equity returns of common shareholders:

  Assumed return on     -10.00%      -5.00%      0.00%       5.00%       10.00%
  portfolio (net of
      expenses)
Corresponding return    -14.80%      -8.30%      -1.80%      4.70%       11.20%
to common stockholder

Assumes $200 million assets attributable to common shareholders; $60 million aggregate leverage with an average interest rate of 6.0%. All figures appearing above are hypothetical returns generated to assist investors in understanding the effects of leverage. Actual returns may be greater or less than those appearing in the table.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

                                       35
                                     ------
                               C H A R T W E L L

DIRECTORS

Winthrop S. Jessup, Chairman
Kenneth F. Herlihy
William Kronenberg III
Kevin A. Melich
Bernard P. Schaffer

OFFICERS
Winthrop S. Jessup, President
Bernard P. Schaffer, Vice President
Kevin A. Melich, Vice President
Timothy J. Riddle, Vice President and Treasurer
G. Gregory Hagar, Vice President
Leslie M. Varrelman, Vice President
Michael P. Malloy, Secretary
Maria E. Pollack, Assistant Secretary

INVESTMENT MANAGER
Chartwell Investment Partners, L.P.
1235 Westlakes Drive, Suite 330
Berwyn, PA 19312

ADMINISTRATOR
Princeton Administrators, L.P.
P.O. Box 9095
Princeton, NJ 08543

CUSTODIAN AND TRANSFER AGENT
PNC Bank, N.A.
400 Bellevue Parkway
Wilmington, DE 19809

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
2400 Eleven Penn Center
Philadelphia, PA 19103

LEGAL COUNSEL
Drinker Biddle & Reath LLP
One Logan Square
18th & Cherry Streets
Philadelphia, PA 19103

FOR MORE INFORMATION
Doster Esh
1235 Westlakes Drive, Suite 330
Berwyn, PA 19312
esh@chartwellip.com
610-296-1400

This report, including the financial statements herein, is transmitted to the shareholders of Chartwell Dividend and Income Fund, Inc. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results should not be considered a representation of future performance.

Chrtw-11/99